SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  July 17, 2003

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 75-2677995


                            1401 McKinney, Suite 2400
                              Houston, Texas 77010
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 713-759-2600

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         INFORMATION TO BE INCLUDED IN REPORT

Item 9.  Regulation FD Disclosure

         On  July  17,  2003   registrant   issued  a  press  release   entitled
"Halliburton Dividend Declaration."

         The text of the press release is as follows:


                        HALLIBURTON DIVIDEND DECLARATION

         HOUSTON, Texas -- The board of directors of Halliburton (NYSE: HAL) today declared a third quarter dividend of twelve and one-half cents ($.125) a share on the company's common stock payable September 25, 2003, to shareholders of record at the close of business on September 4, 2003.

         Halliburton, founded in 1919, is one of the world's largest providers of products and services to the petroleum and energy industries. The company serves its customers with a broad range of products and services through its Energy Services Group and Engineering and Construction Group business segments. The company's World Wide Web site can be accessed at http://www.halliburton.com.


                                       ###

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:     July 18, 2003                By: /s/ Bruce A. Metzinger
                                          ----------------------------------
                                               Bruce A. Metzinger
                                               Assistant Secretary